UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 4, 2009

Sorrento Therapeutics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52228	33-0344842
(Commission File Number)	(IRS Employer Identification No.)

6042 Cornerstone Ct. West, Suite B

San Diego, CA 92121

(Address of Principal Executive Offices, Including Zip Code)

(858) 210-3700

(Registrant’s Telephone Number, Including Area Code)

QuikByte Software, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

(a) As reported in the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 23, 2009 (the “Prior Form 8-K”), on October 22, 2009, the board of directors and shareholders of the Registrant approved a Plan of Conversion (the “Plan”) pursuant to which the Registrant would convert from a corporation incorporated under the laws of the State of Colorado to a corporation incorporated under the laws of the State of Delaware (the “Reincorporation”). In accordance with the Plan, the Registrant effected the Reincorporation by filing a Certificate of Conversion and a Certificate of Incorporation (the “Certificate of Incorporation”) with the Delaware Secretary of State on December 4, 2009, and by filing a Statement of Conversion with the Colorado Secretary of State on December 4, 2009. The Plan became effective, and the Reincorporation was completed, on December 4, 2009. Upon effectiveness of the Reincorporation, the Registrant’s Bylaws (the “Bylaws”) and form of specimen stock certificate (the “Form of Certificate”), each of which reflects the Registrant’s status as a Delaware corporation and gives effect to other changes, became effective.

A copy of the Plan, the Certificate of Incorporation, the Bylaws and the Form of Certificate was filed as Exhibit 2.1, Exhibit 3.1, Exhibit 3.2 and Exhibit 4.1, respectively, to the Prior Form 8-K, and is incorporated herein by reference.

Also as reported in the Prior Form 8-K, in connection with the approval of the Plan and the Reincorporation, the Registrant’s board of directors approved the merger of the Registrant with its wholly-owned subsidiary, Sorrento Therapeutics, Inc., a Delaware corporation (“STI”), whereby STI would be merged with and into the Registrant, the separate corporate existence of STI would cease and the Registrant would continue as the surviving corporation (the “Roll-Up”). The Roll-Up was approved by the board of directors of STI and by the Registrant, in its capacity as the sole stockholder of STI, on October 22, 2009. The Roll-Up became effective on December 4, 2009, immediately following the completion of the Reincorporation, upon the filing of a Certificate of Ownership and Merger (the “Certificate of Merger”) between the Company and STI with the Delaware Secretary of State. Pursuant to the Certificate of Merger, at the time of the Roll-Up, the Company’s name was changed from “QuikByte Software, Inc.” to “Sorrento Therapeutics, Inc.” (the “Name Change”). Upon the Reincorporation, the shares of common stock of the Registrant were quoted on the OTC Bulletin Board® (the “OTCBB”) under the symbol “QBSW”. The Registrant expects that the OTCBB will update the symbol to reflect the Name Change on or about December 13, 2009.

The information contained in Item 3.03 of the Prior Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) The disclosure under Item 3.03 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Plan of Conversion (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 23, 2009)

3.1	Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 23, 2009)

3.2	Certificate of Ownership and Merger

3.3	Bylaws (incorporated by reference to Exhibit 3.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 23, 2009)

4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 23, 2009)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: December 7, 2009	By:	/s/ ANTONIUS SCHUH, Ph.D.
	Name:	Antonius Schuh, Ph.D.
	Title:	Chief Executive Officer

Exhibit No.	Description

2.1	Plan of Conversion (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 23, 2009)

3.1	Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 23, 2009)

3.2	Certificate of Ownership and Merger

3.3	Bylaws (incorporated by reference to Exhibit 3.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 23, 2009)

4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 23, 2009)

4